Exhibit 10(v)
                                    AGREEMENT


      AGREEMENT, dated as of the 21st day of November, 2001, among Warrantech Corporation ("Warrantech Corp."), WCPS of Florida, Inc. ("WCPS Florida"), Warrantech Consumer Product Services, Inc. ("WCPS Consumer"), Warrantech Help Desk, Inc. ("Help"), Warrantech Home Assurance Company ("Assurance"), Warrantech Home Service Company ("Service"), Warrantech Automotive of Florida, Inc. ("Automotive Florida"), Vemeco, Inc. ("Vemeco") , Warrantech Automotive, Inc. ("Automotive", together with Warrantech Corp., WCPS Florida, WCPS Consumer, Help, Assurance, Service, Automotive Florida and Vemeco, collectively, they are "Warrantech" or the "Warrantech Entities", and each is individually, a "Warrantech Entity"), and Butler Financial Solutions, LLC ("Butler").

      WHEREAS, Butler and the applicable Warrantech Entities have existing business relationships; and

      WHEREAS, due to the Reliance bankruptcy, Butler and Warrantech have negotiated this Agreement to assist each of them in satisfying certain of their existing and future obligations and other claims which were to be satisfied by Reliance; and

      WHEREAS, each Warrantech Entity has agreed to sell, transfer and assign certain debts, liabilities and obligations to Butler, Butler has agreed to acquire and assume all such debts, liabilities and obligations in consideration for certain financial benefits in addition to the benefits to which Butler is presently entitled, and the parties have made certain other agreements, all on the terms and conditions hereinafter set forth; and

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Definitions. Capitalized terms and phrases used in this Agreement without definition shall have the respective meanings set forth on Schedule 1.

      2. Assumption of Debts, Liabilities and Obligations.

            2.1 Each Warrantech Entity hereby sells, transfers and assigns to Butler all of such Warrantech Entity's now or hereafter existing debts, liabilities and obligations identified on Schedule 2, whether fixed, contingent, joint, several, combined or otherwise, and Butler hereby acquires and assumes and agrees to pay and perform in full and in a timely manner all of such debts, liabilities and obligations (all such debts, liabilities and obligations for the Warrantech Entities are collectively, the "Assumed Liabilities"). To the maximum extent permitted by applicable law, Butler hereby releases each Warrantech Entity and each of their respective Affiliates and Associates and all successors and assigns of any of the foregoing (each of the Warrantech Entities, each of their respective Affiliates and Associates and all successors and assigns of any of the foregoing, the "Exculpated Persons"), from all of the Assumed Liabilities, and Butler hereby agrees, to the maximum extent permitted by applicable law, that each Warrantech Entity and each other Exculpated Person shall have no debt, liability or obligation of any kind, whether fixed, contingent, joint, several, combined or otherwise, in respect of or related


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

to any Assumed Liability. Butler hereby agrees to indemnify, defend and hold each Warrantech Entity and each of the other Exculpated Persons harmless from any and all liabilities, damages, losses, costs and expenses, including, without limitation, attorneys' fees and expenses, included within or in any way relating to or arising out of the Assumed Liabilities.

            2.2 Notwithstanding anything in Section 2.1, Butler shall in no event be required to pay Assumed Liabilities in excess of $16,000,000 in the aggregate.

            2.3 The terms of this Section 2 shall survive forever.

      3. Additional Fee Agreement. The Subject Agents have agreed to pay to Great American into the Great American Fund the fees summarized on Schedule 3, subject to the terms and conditions of this Section 3 and Schedule 3. Great American has agreed to pay over such fees to Butler (the "Additional Fees"). As security for, inter alia, all obligations under the Notes (as hereinafter defined), until all of Butler's existing or future obligations of any kind to any Warrantech Entity under the Notes (as hereinafter defined), this Agreement or otherwise and all Assumed Liabilities have been indefeasibly satisfied in full, and, even after said satisfaction, at all times that there are any dollar amounts in the Account, absent Warrantech's prior written consent, Butler hereby agrees that all Additional Fees shall be paid exclusively into either bank account included within the definition of Account. As security for, inter alia, all obligations under the Notes (as hereinafter defined), until all of Butler's existing or future obligations of any kind to any Warrantech Entity under the Notes, this Agreement or otherwise and all Assumed Liabilities have been indefeasibly satisfied in full, and, even after said satisfaction, at all times that there are any dollar amounts in the Account, absent Warrantech's prior written consent, Butler hereby agrees not to change or attempt to change said payment flow. Butler hereby agrees that regardless of the source of causation or any other fact, event, occurrence or circumstance, no Warrantech Entity or any Exculpated Person shall under any circumstances have any liability or obligation of any kind in respect of or relating to the Additional Fees, including, without limitation, any change, reduction, nonpayment, redirection, cessation or termination of any such Additional Fees, and Butler also hereby agrees that any such change, reduction, nonpayment, redirection, cessation or termination may occur at any time and may be caused by any person or entity.

      4. Butler Loans. On the terms and conditions specified in this Section 4 and on Schedule 4, any Warrantech Entity may, in its sole and absolute discretion, but shall not be obligated to, make loans to Butler in accordance with Schedule 4 (the "Butler Loans") in such amounts as shall be determined by such Warrantech Entity from time to time in its sole and absolute discretion. Notwithstanding anything in this Agreement, no Warrantech Entity shall have any obligation to make any Butler Loan and this shall not be modified by any dealing, any course or pattern of conduct between the parties or any other circumstances or events except a written amendment to this Agreement which specifically amends this sentence. Butler hereby agrees to repay the Butler Loans, together with interest accrued thereon and costs of collection and enforcement in connection therewith, in accordance with the applicable Secured Promissory Notes in favor of each Warrantech Entity, a form of which is attached hereto as Exhibit A, as amended, restated, supplemented or modified from time to time (all of such Promissory Notes, collectively, the "Notes").


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      5. Use of Proceeds; Deposit. Unless otherwise consented to in writing by
Warrantech, the proceeds of all Butler Loans and the Additional Fees shall be deposited exclusively into either bank account included within the definition of the Account (as determined by Warrantech). Both bank accounts constituting the Account and the funds therein shall be used, administered and withdrawn exclusively in accordance with Schedule 5. Both bank accounts constituting the Account and all assets in either bank account constituting the Account and all other existing and future assets and properties of Butler of any and every kind, except Butler's equity investment in Stamford Insurance Company Ltd. which Butler presently owns (the "Excluded Stock"), shall be subject to the first priority perfected security interest of Warrantech Corporation, as agent for the ratable benefit of the Warrantech Entities, which security interest shall secure, inter alia, all existing and future obligations of any kind of Butler to any Warrantech Entity. The above security interest shall be created by a Security Agreement between Butler and Warrantech Corporation, as agent for the ratable benefit of the Warrantech Entities, as amended, restated, supplemented or modified from time to time (the "Security Agreement"; together with this Agreement, as amended, restated, supplemented or modified from time to time, the Notes, documentation relating to the Accounts and any other documents now or hereafter executed by or on behalf of Butler or any of its members or officers in connection with any of the foregoing, the "Relevant Documents" or "Relevant Agreements").

      6. Compliance with Relevant Documents and Schedules. Butler hereby agrees to comply with all of the provisions of each Relevant Agreement and all Exhibits and Schedules to this Agreement.

      7. Representations and Warranties by Butler. In order to induce Warrantech to enter into this Agreement, Butler hereby represents and warrants to each of the Warrantech Entities as follows:

            7.1 Butler is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the limited liability company and other power and authority to carry on its business as now being conducted and to own and operate the properties and assets now owned and being operated by it. Butler has delivered to Warrantech on this date a complete and correct certified copy of its certificate of formation as amended and in effect on the date hereof, together with certified copies of member resolutions satisfactory to Warrantech authorizing the execution and delivery of this Agreement, all Relevant Documents and the transactions contemplated hereby and thereby. Butler is duly qualified or licensed to do business and is in good standing as a limited liability company in all jurisdictions required by the conduct of its business. Butler's sole member is Paula Graff and she has duly authorized Harris Miller as President of Butler to execute any document on behalf of Butler and bind Butler. Butler has no manager and is managed exclusively by its member, subject to any delegation of that authority to Harris Miller as President of Butler.

            7.2 Butler has the power to enter into this Agreement and each Relevant Agreement and to carry out its obligations under this Agreement and each Relevant Agreement. The execution, delivery and performance of this Agreement and each Relevant Agreement and the consummation of the transactions contemplated by this Agreement or any Relevant Agreement have been duly authorized by the sole member of Butler and no other limited liability company or other proceeding on the part of Butler is necessary to authorize the execution and


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

delivery of this Agreement or any Relevant Agreement or the performance of any of the transactions contemplated by this Agreement or any Relevant Agreement. Each of this Agreement and each Relevant Agreement has been duly executed and delivered on behalf of Butler and is the legal, valid and binding obligation of Butler enforceable against Butler in accordance with its terms.

            7.3 Neither the execution, delivery or performance of this Agreement nor any Relevant Agreement, nor consummation of any of the transactions provided for in this Agreement or any Relevant Agreement, (a) violates or conflicts with or will violate or conflict with the certificate of formation or any resolutions or any document of or relating to Butler, (b) results or will result in any breach of or default or violation under any provision of any contract, agreement, instrument, document or arrangement of any kind to which Butler is a party or by which Butler is bound or to which any property or asset of Butler is subject, (c) is prohibited by or requires Butler to obtain or make any consent, authorization, approval, registration or filing under any contract, agreement, instrument, document or arrangement or under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority, or of any other person or entity,
(d) causes or will cause or gives or will give any creditor the power to cause any acceleration or maturity or requires or will require prepayment of any note, instrument or other obligation to which Butler is a party or by which Butler is bound or with respect to which Butler is an obligor or guarantor or (e) results or will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon or give to any other person or entity any interest or right (including any right of termination or cancellation) in or with respect to any of the properties, assets, business, agreements or contracts of Butler.

            7.4 Butler is not obligated with respect to any indebtedness, lease financing, guarantee or any obligation similar to any of the foregoing except in favor of the Warrantech Entities, as contemplated by this Agreement, or unsecured trade debt payable in the ordinary course of business.

            7.5 Butler's assets and properties, including, without limitation, all those used in its businesses, are subject to no mortgage, pledge, conditional sales contract, lien, security interest, right of possession in favor of any third party, claim or other encumbrance (any of the foregoing, a "Lien"), except any Lien for current taxes not yet due and payable and the Lien being created by the Security Agreement in favor of Warrantech Corporation, as agent for the ratable benefit of the Warrantech Entities.

            7.6 Except as set forth in Schedule 7.6, there are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, or any arbitration, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit or proceeding or investigation, involving or relating to Butler or any of the properties or assets of Butler.

            7.7 Warrantech Corporation, as agent for the ratable benefit of the Warrantech Entities, has a first priority perfected security interest in each bank account constituting the Account, and all existing and future accounts (as defined in Article 9 of the New York Uniform


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Commercial Code), general intangibles (as defined in Article 9 of the New York
Uniform Commercial Code) and all other existing and future assets and properties of any and every kind (except the Excluded Investment), subject to no Liens of any kind.

      8. Representations and Warranties by Warrantech. Each Warrantech Entity hereby represents and warrants to Butler as follows:

            8.1 Each Warrantech Entity is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.

            8.2 Each Warrantech Entity has duly authorized the execution and delivery of this Agreement and each Relevant Agreement and the consummation of the transactions contemplated hereby and thereby. Neither the execution, delivery or performance of this Agreement or any Relevant Agreement by any Warrantech Entity nor the consummation of any of the transactions provided for in this Agreement or any Relevant Agreement will violate or conflict with any provision of the Certificate of Incorporation or By-Laws of any Warrantech Entity.

      9. Covenants of Butler. Butler covenants and agrees with Warrantech, until all of Butler's obligations under this Agreement and all Relevant Documents and all Assumed Liabilities have been indefeasibly satisfied in full, and, even after said satisfaction, at all times that there are any dollar amounts in the Account, as follows:

            9.1 Warrantech Corporation, as agent for the ratable benefit of the Warrantech Entities, has and shall at all times have a first priority perfected security interest in each bank account constituting the Account and all assets in each bank account constituting the Account and all existing and future accounts (as defined in Article 9 of the New York Uniform Commercial Code), general intangibles (as defined in Article 9 of the New York Uniform Commercial
Code) and all other existing and future assets and properties of any and every kind (except the Excluded Investment), and there is and shall at all times be no other Lien of any kind or nature whatsoever on either bank account constituting the Account or any assets in either bank account constituting the Account or any existing or future accounts (as defined in Article 9 of the New York Uniform Commercial Code), general intangibles (as defined in Article 9 of the New York Uniform Commercial Code) or any other existing or future assets or properties of Butler of any kind.

            9.2 Butler shall not, without the prior written consent of Warrantech, (a) sell, transfer, dispose of or disburse any of its existing or future interest in either bank account constituting the Account or any existing or future assets in either bank account constituting the Account or any of its other existing or future assets, (b) consolidate, merge or amalgamate with any other person or entity, liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or enter into any transaction outside the ordinary course of business, or (c) incur any or become obligated with respect to any indebtedness, lease financing, guarantee or any obligation similar to any of the foregoing, except in favor of Warrantech or unsecured trade debt incurred in the ordinary course of business.


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

            9.3 Butler shall deliver to Warrantech all financial statements and other financial information relating to its business as shall be reasonably requested by any Warrantech Entity from time to time.

      10. Effect of Termination of Loan and Fee Obligation. Any Warrantech Entity's ceasing, terminating or failing to make Butler Loans under Section 4 or
Schedule 4, as indicated by a notice in writing from Warrantech to Butler, and/or any failure of any Subject Agent or Great American to pay any Additional Fee, or any cessation in payment of or any delay in payment of or any change, reduction, nonpayment or termination of any Additional Fee, shall not impair or affect in any manner Butler's obligations under this Agreement and all Relevant Documents which shall survive any such termination and shall continue to be and shall at all times be absolute and unconditional in all respects and, to the maximum extent permitted by applicable law, all such obligations shall not be subject to any defense, set-off, offset, counterclaim, crossclaim or claim of any nature, all of which are hereby absolutely, unconditionally and irrevocably forever waived.

      11. Miscellaneous.

            11.1 From time to time, each party shall execute all documentation reasonably required by the others to more fully reflect the transactions described in this Agreement.

            11.2 Each of the parties shall pay all of its own legal and accounting fees and other expenses incurred in the preparation of this Agreement.

            11.3 The parties to this Agreement are not partners or joint venturers and this Agreement does not constitute a partnership or a joint venture.

            11.4 The parties hereto may only by a writing signed by the party to be charged extend the time for or waive the performance of any of the obligations of the parties to this Agreement.

            11.5 Except as otherwise specified in this Agreement, all notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or within one business day of dispatch if sent by reputable overnight courier or telecopier addressed as follows: if to any Warrantech Entity, to Warrantech Corporation, 150 Westpark Way, Euless, Texas 76040, Attn: Joel San Antonio, Telecopier No.: (817) 785-1368; if to Butler, to Butler Financial Solutions, LLC, 2300 Corporate Blvd. NW, Suite 214, Boca Raton, Florida 33431, Attn: Karen Parker, Secretary/Treasurer, Telecopier No.: (561) 893-0787; or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given.

            11.6 This Agreement (including the Schedules to this Agreement, which constitute a part of this Agreement), together with the Relevant Agreements, embodies the entire agreement among the parties relating to the subject matter of this Agreement and there have been and there are no agreements, representations or warranties, oral or


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

written among the parties relating to the subject matter of this Agreement other than those set forth or provided for in this Agreement or the other Relevant Agreements. This Agreement supersedes all prior oral or written agreements or discussions among the parties relating to the subject matter of this Agreement, but not the Obligor Agreement effective as of April 1, 2000 among Butler, WCPS Consumer, Service and Automotive which remains in full force and effect. This Agreement may not be modified or changed, in whole or in part, except by a document signed by each of the parties.

            11.7 This Agreement shall bind the parties hereto and their respective successors and assigns and inure to the benefit of the parties hereto and their respective successors and permitted assigns and, with respect to
Section 2 and 3, it shall inure to the benefit of the Exculpated Persons, but this Agreement shall not be assignable by Butler without the prior written consent of the other parties. Any Warrantech Entity may assign this Agreement and/or its rights or obligations under this Agreement in connection with a sale of all or substantially all of its assets or any transaction outside the ordinary course of its business or any assignment of any Note. Nothing contained in this Agreement is intended to confer upon any person, other than the parties to this Agreement and their respective successors and permitted assigns and the other applicable persons and entities identified above, any rights or remedies under or by reason of this Agreement.

            11.8 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of law principles, including, but not limited to, Section 202 of the New York Civil Practice Law and Rules, but giving full effect to Section 5-1401 of the New York General Obligations Law.

            11.9 The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to sections of and exhibits and schedules to this Agreement.

            11.10 Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in either the masculine, the feminine and the neuter. The word "will", as used in this Agreement, shall be mandatory and have the same meaning as the word "shall".

            11.11 The failure of any party to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

            11.12 The waiver of any breach of any provision of this Agreement by any party at any time shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a subsequent occasion.

            11.13 Each of the parties hereto hereby consents to the exclusive jurisdiction of any state or federal court located within the State of New York, Texas, Connecticut, Delaware, California and/or Florida, as selected by Warrantech. Each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it,


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

and consents that all service of process may be made by mail or courier service directed to it at the notice address set forth in this Agreement and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted. Nothing contained in this Section shall affect the right of any party hereto to enforce any judgment obtained in any court in any other court or serve legal process in any other manner permitted by law.

            11.14 EACH OF THE PARTIES HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY SUCH TRIAL SHALL BE CONDUCTED SOLELY BY A JUDGE. EACH OF THE PARTIES CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS.

            11.15 EACH PARTY AGREES AND ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT OR BEEN ADVISED THAT IT SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT. IF ANY PARTY DECIDED NOT TO BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT, IT IRREVOCABLY WAIVES ANY AND ALL DEFENSES OR RIGHTS ARISING OUT OF OR RELATED TO SAID DECISION. BUTLER HEREBY AGREES THAT IT FULLY UNDERSTANDS THE ASSUMED LIABILITIES THE ADDITIONAL FEES, THE BUTLER LOANS AND THE CIRCUMSTANCES UNDER WHICH THE ADDITIONAL FEES AND/OR BUTLER LOANS MAY OR MAY NOT BE PAID OR LOANED AND ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE RELEVANT DOCUMENTS.

            11.16 Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions of this Agreement, or the application of such provision to any party or circumstance, shall be held invalid or unenforceable in any jurisdiction, such provision or provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, or the application of the affected provision to parties or circumstances other than those to which it was held invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            11.17 This Agreement and each of the Relevant Documents shall be construed without regard to the principal that a contract should be construed against the draftsperson, and all parties to this Agreement or the Relevant Documents, as applicable, shall be deemed equal draftspersons of this Agreement or the Relevant Documents, as applicable.

            11.18 This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.


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

            11.19 No party to this Agreement has assumed or shall be deemed to have assumed any of the Dealer Obligor Liabilities as a result of this Agreement or using amounts in the Account to pay the Dealer Obligor Liabilities. No Warrantech Entity has assumed or shall be deemed to have assumed any Butler Obligor Liabilities as a result of this Agreement or using amounts in the Account to pay Butler Obligor Liabilities. Notwithstanding any of the foregoing,
(a) as between the parties to this Agreement, amounts in the Account shall be used to pay any, certain or all of the Assumed Liabilities, Dealer Obligor Liabilities and/or Butler Obligor Liabilities in the order in which the related claims are approved by the relevant administrator in connection with the processing of such claims, (b) as between the parties to this Agreement only, Butler hereby agrees that Warrantech may and hereby authorizes Warrantech, without further consideration, to utilize monies in the Account to pay the Assumed Liabilities, Dealer Obligor Liabilities and/or Butler Obligor Liabilities as contemplated by 11.19(a) above, and (c) Butler hereby waives all defenses with respect thereto and agrees not to challenge the use of any such monies in the Account in any such manner. The exculpatory language contained in the first or second sentence of this Section 11.19 shall not be affected or modified by any payment of the Dealer Obligor Liabilities and/or Butler Obligor Liabilities from the Account or any dealing, any course or pattern of conduct or any other events or circumstances except a written amendment to this Agreement which specifically amends the relevant portions of this Section 11.19.

            11.20 All representations and warranties and covenants and agreements in this Agreement and each Relevant Document can be relied upon and enforced without regard to the knowledge of or any investigation made by the parties' receiving or benefiting from such representations, warranties, covenants and agreements.

            11.21 Butler may not terminate this Agreement or any Relevant Documents at any time or under any circumstances. Warrantech may terminate this Agreement and any Relevant Documents at any time upon ninety (90) days' prior written notice to Butler.



                            (Signature pages follow.)


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

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



        WARRANTECH CORPORATION

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        WCPS OF FLORIDA, INC

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        WARRANTECH CONSUMER PRODUCT SERVICES, INC.

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        WARRANTECH HELP DESK, INC.

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


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


        WARRANTECH HOME ASSURANCE COMPANY, INC.

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        WARRANTECH HOME SERVICE COMPANY

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        WARRANTECH AUTOMOTIVE OF FLORIDA, INC.

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        WARRANTECH AUTOMOTIVE, INC.

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


        VEMECO, INC.

        By:    /s/ Richard Gavino
              --------------------
        Name: Richard Gavino

        Title: Executive Vice President/ Chief Financial Officer


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        BUTLER FINANCIAL SOLUTIONS, LLC

        By: /s/ Harris Miller
               --------------------
        Name:     Harris Miller
        Title:      President


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

                                    EXHIBIT A

                                  Form of Note


                                  See attached.


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

                                   SCHEDULE 1

                                   Definitions


"Account" shall mean Bank One account # 1596023521 in the name of Butler Financial Solutions, LLC ITF Warrantech Automotive Inc. and Bank One account # 1596060218 in the name of Butler Financial Solutions, LLC ITF Warrantech Consumer Products Services, Inc. and any successor bank account(s) as required by Warrantech.

"Account Surplus" shall mean the difference between the assets in the Account and what Warrantech believes, in its sole and absolute discretion, is enough to pay the Assumed Liabilities in the reasonably foreseeable future.

"ADP Dealers With Only Great American Business" shall mean dealers who participate in the profit participation program with Great American and have only sold service contracts insured by Great American.

"Affiliate(s)" shall have the meaning specified in Rule 405 as presently in effect and as promulgated under the Securities Act of 1933, as amended through this date.

"Associate(s)" shall have the meaning specified in Rule 405 as presently in effect and as promulgated under the Securities Act of 1933, as amended through this date.

"Bankruptcy Event" shall be deemed to have occurred with respect to any applicable person or entity if (a) such person or entity (i) shall be dissolved,
(ii) shall apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or himself of all or a substantial part of its or his property, (iii) shall admit in writing its or his inability, or be generally unable, to pay its or his debts as such debts become due, (iv) shall make a general assignment for the benefit of its or his creditors, (v) shall commence a voluntary case under Title 11 of the United States Bankruptcy Code or any successor thereto (the "Bankruptcy Code"), any state bankruptcy law or any law similar to any of the foregoing, (vi) shall file a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding up, or composition or readjustment of debts,
(vii) shall fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against any such person or entity in an involuntary case under the Bankruptcy Code, any state bankruptcy law or any law with a purpose or otherwise similar to any of the foregoing, or (viii) shall take any action for the purpose of effecting any of the foregoing; or (b) if a proceeding or case shall be commenced in any court of competent jurisdiction, seeking the liquidation, reorganization, dissolution, winding-up, or the composition or readjustment of debts of any such person or entity, or the appointment of a trustee, receiver, custodian, liquidator or the like for any such person or entity under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or a warrant of attachment, execution or similar process shall be issued against property of any such person or entity and such proceeding, case, warrant or process shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) days or more days, or any order for relief against any such person or entity shall be entered in an involuntary case under the Bankruptcy Code, any state bankruptcy law or any law similar to any of the foregoing. For clarification purposes, with respect to any applicable person or entity, a Bankruptcy Event be deemed to have occurred if any of the events, occurrences or circumstances in (a) or (b) above shall have occurred.

"Butler Bankruptcy Event" shall be deemed to have occurred if any event, occurrence or circumstance which constitutes a Bankruptcy Event has occurred and is applicable to Butler.

"Butler Obligor Liabilities" shall mean all debts, obligations and liabilities of any kind, whether fixed, contingent, joint, several, combined or otherwise, now or hereafter existing, regarding Contracts Sold as of November 21, 2001 (involving Butler as the Obligor where any Warrantech Entity receives or received administrative fees but no Warrantech Entity is an Obligor of such Contract Sold) only if Reliance provided or had or has an obligation to provide some insurance coverage in connection with any such debts, obligations or liabilities. Butler Obligor Liabilities include, without limitation, all previous or existing unpaid claims and all future claims by customers under such Contracts Sold.

"Contract(s) Sold" shall mean any vehicle or consumer product service contract purchased by a consumer and administered by any Warrantech Entity or Entities.

"Core Business" shall mean Contracts Sold under any of the program types identified on Schedule 1A.

"Dealer Obligor Liabilities" shall mean all debts, obligations and liabilities of any kind, whether fixed, contingent, joint, several, combined or otherwise, now or hereafter existing, regarding Contracts Sold as of November 21, 2001 (involving a Valued Dealer where any Warrantech Entity receives or received administrative fees but no Warrantech Entity or Butler is an Obligor of such Contract Sold) only if Reliance provided or had or has an obligation to provide some insurance coverage in connection with any such debts, obligations or liabilities. Dealer Obligor Liabilities include, without limitation, all previous or existing unpaid claims and all future claims by customers under such Contracts Sold.

"Fee Default" shall have occurred if there is any failure to pay any Additional Fee when due or if the Additional Fees are no longer payable or are reduced or redirected.

"Great American" shall mean, as applicable, Great American Insurance Company, GAI Warranty Company and GAI Warranty Company of Florida and their designated Affiliates and subsidiaries.

"Great American Fund" shall mean the fund(s) or accounts maintained by Great American into which the Additional Fees are to be initially deposited.

"Great American Termination Event" shall have occurred if Great American ceases providing any financial accommodations to any Warrantech Entity, accelerates any obligations from any Warrantech Entity to Great American or asserts any Warrantech Entity is in breach to Great American under any document.

"Non Core Business" shall mean Contracts Sold under any of the program types identified on Schedule 1B.

"Obligor" shall mean the entity which is the seller of the applicable vehicle or consumer product service contract.

"Reliance" shall mean Reliance Insurance Company, Reliance Warranty Company, any of their affiliates or subsidiaries or any representatives, estates, trustees, successors or assigns of any of the foregoing in this definition.

"Subject Agent(s)" shall mean the agents who receive commissions on Contracts Sold which are more specifically identified on Schedule 3 of this Agreement.

"Valued Dealer" shall mean the Obligor of any Contract Sold in effect on November 21, 2001 (except any Warrantech Entity or Butler) only if Reliance provided or had or has an obligation to provide some insurance coverage in connection therewith and if any Warrantech Entity was actively doing business with such Obligor on November 21, 2001. If there is an ambiguity as to whether an Obligor is a Valued Dealer, Warrantech's judgment shall prevail in resolving any such ambiguity.

"Warrantech Bankruptcy Event" shall be deemed to have occurred if any event, occurrence or circumstance which constitutes a Bankruptcy Event has occurred and is applicable to any Warrantech Entity.

                                   SCHEDULE 1A

                           Core Business Program Types

                                    RepairMaster Car
                                    RepairMaster Truck
                                    RepairMaster Combo/Complete
                                    FL RM Car
                                    FL RM Truck
                                    FL RM Combo/Complete
                                    Guam/Saipan RM Car
                                    Guam/Saipan RM Truck
                                    Guam/Saipan Combo/Complete

                                   SCHEDULE 1B

                         Non-Core Business Program Types

                                    Allen Gwynn Re Car/Van
                                    Allen Gwynn Re Truck
                                    FL Indian MC
                                    FL Real Value RV
                                    FL Real Value TT/PU
                                    FL RepairGuard 30 Day
                                    FL RM ADP Car
                                    FL RM ADP Truck
                                    MCare30 Day 2000
                                    MCareNet 30 Day 2000
                                    Rep Guard ADP 30 Day
                                    Repair Guard 30 Day
                                    RM ADP Complete
                                    RM Car-Canada Spec
                                    RM Mobility
                                    RM Truck Canadian Sp
                                    VPP 2000
                                    VPP 2000 30 Day
                                    FG GM/OLDS EXT Prog
                                    First Guard 00 TelCr
                                    First Guard 00 TelTr
                                    First Guard 2000 Car
                                    First Guard 2000 Tr
                                    First Guard ADP Car
                                    First Guard ADP Tr
                                    Peak 00 30 ADP TelCr
                                    Peak 00 30 ADP TelTr
                                    Peak 00 30 TelCar
                                    Peak 00 30 TelTru
                                    Peak 2000 Car
                                    Peak 2000 Truck
                                    WSS 2000
                                    Indian Motorcycles
                                    Qu Care 00 30 Day Te
                                    Qu Prot 00 30 Dau In
                                    Viking Warranty Tel

                                   SCHEDULE 2

                               Assumed Liabilities


      All debts, obligations and liabilities of any kind of any Warrantech Entity, whether fixed, contingent, joint, several, combined or otherwise, now or hereafter existing, regarding Contracts Sold (where such Warrantech Entity is an Obligor of such Contract Sold) only if Reliance provided or had or has an obligation to provide some insurance coverage in connection with any such debts, obligations or liabilities. Assumed Liabilities include, without limitation, all previous or existing unpaid claims and all future claims by customers under any such Contracts Sold.

                                   SCHEDULE 3

                                      Fees


(a) For the period of time specified in Section (b) of this Schedule 3, the applicable Subject Agents (i.e., solely the Subject Agents with fee payment obligations to Great American regarding the relevant Contract Sold but without duplication among such Subject Agents) have agreed to severally pay Great American into the Great American Fund an additional administrative fee (the "Additional Fee") of $30 on Contracts Sold insured by Great American for both Non-Core Business and Core Business with the exception of ADP Dealers With Only Great American Business. Great American has agreed that the Additional Fee shall be paid over by Great American to Butler.

(b) The Additional Fee can be changed, not paid, terminated, reduced or redirected at any time.

                                   SCHEDULE 4

                                  Butler Loans

(a) As of this date, Warrantech Corp. has made a $1,000,000 loan to Butler. Any Warrantech Entity may, in its sole and absolute discretion, although it is not required to, for the period of time specified in and otherwise subject to section (b) of this Schedule 4, make loans to Butler in amounts to be determined by such Warrantech Entity in its sole and absolute discretion. If Butler wants a Warrantech Entity to make loans to it, it shall make such request in writing specifying the date and amount of the requested loan and other information required by Warrantech. For clarification purposes, without such request, Warrantech may, in its sole and absolute discretion, make loans to Butler in amounts to be determined by such Warrantech Entity if such loans are for the purpose of satisfying the Assumed Liabilities, Dealer Obligor Liabilities and/or Butler Obligor Liabilities. The proceeds of any loans made by any Warrantech Entity in its sole and absolute discretion shall be disbursed only into one of the bank accounts which constitutes an Account (as specified by Warrantech) no later than three (3) business days after, if applicable, any such request, or otherwise at such time as shall be determined by Warrantech. Warrantech shall maintain a record of all loans made by it to Butler and its records shall be conclusive and binding as to the date and amount of such loans; provided, however, the failure to maintain such records shall not impair or otherwise affect Butler's obligations regarding such loans.

(b) Without limiting the discretion of the Warrantech Entities under (a) above or implying or creating any obligation of any Warrantech Entity to make any loan, the Warrantech Entities, unless they determine otherwise, shall not make any loans under (a) on or after the earliest to occur of any of the following:

      (x) Butler's breach of any representation, warranty, covenant, indemnification or any other provision of this Agreement or any Relevant Agreement;

      (y)   any Butler Bankruptcy Event or Warrantech Bankruptcy Event;

      (z) the date which is 30 days after Warrantech provides Butler with written notice of Warrantech's termination of any loans under
            Section 4 of this Agreement and this Schedule 4; or

      (xx)  any Great American Termination Event; or

      (yy)  any Fee Default.

                                   SCHEDULE 5

       Description of Account; Use of Proceeds; Administration of Account


      Unless otherwise consented to in writing by Warrantech, the proceeds of all Butler Loans and Additional Fees shall be deposited into a bank account constituting the Account (as specified by Warrantech), and no monies shall be disbursed from the Account except in accordance with the written instructions of Warrantech or one of its duly authorized officers. All monies in the Account shall be invested only as determined by Warrantech and shall only be utilized to pay the Assumed Liabilities, and all of Butler's obligations under this Agreement and all Relevant Documents and, to the extent approved by the relevant administrator in connection with the processing of the related claims, Dealer Obligor Liabilities and Butler Obligor Liabilities. The Account will be closed only with Warrantech's prior written consent. Amounts in the Account shall be used to pay any, certain or all of the Assumed Liabilities, Dealer Obligor Liabilities and/or Butler Obligor Liabilities in the order in which the related claims are approved in connection with the administration of such claims, and Butler hereby agrees that Warrantech may and hereby authorizes Warrantech, without further consideration, to utilize monies in the Account to pay the Assumed Liabilities, Dealer Obligor Liabilities and/or Butler Obligor Liabilities in such manner and Butler hereby waives all defenses with respect thereto and agrees not to challenge the use of any such monies in the Account in any such manner.

                                  SCHEDULE 7.6

                                      None


                                       23